SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): April 10, 2003

                          COMMISSION FILE NO. 0-49725


                        CRAFTY ADMIRAL ENTERPRISES, INC.
                        --------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Nevada                                         88-0455809
--------------------------------                      -----------
(State or other jurisdiction of                     (I.R.S. Employer
 incorporation or organization)                    Identification No.)



              1608 Yew St. #403, Vancouver, B.C., Canada V6K 2B7
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                               (604) 612-4847
                     --------------------------------------
                            (ISSUER TELEPHONE NUMBER)



                                  (NONE)
           ------------------------------------------------------
                            FORMER NAME AND ADDRESS

ITEM  4.     CHANGES  IN  REGISTRANT'S CERTIFYING ACCOUNTANT

On April 10, 2003, at the Annual Meetings of the Board of Directors and Stockholders, it was resolved by a majority vote of the issued and outstanding shares of common stock of Registrant that Mark Bailey & Co., Ltd., an independent chartered accounting firm, not be re-elected as Registrant's accountants for the ensuing year. The decision to change auditors was recommended to the Stockholders and approved by the Board of Directors and Stockholders based solely on the reason that Mark Bailey & Co., Ld. had increased its fees to an amount which was no longer affordable to Registrant in its development stage. As a result, on April 10, 2003, Mark Bailey & Co., Ltd. was dismissed and advised via email that Registrant would no longer be using their services and that it had appointed a new accounting firm.

Mark Bailey & Co. Ltd.'s reports on the financial statements for the years ended December 31, 2000 and 2001 did not contain any adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles. Thefinancial statements did, however, contain an uncertainty about Registrant's ability to continue as a going concern, since Registrant has little cash and and no available credit to fund its cash flow needs for the next year.

There have been no disagreements with Mark Bailey & Co., Ltd. on any matter of accounting principles or practices, financial statement disclosure, or auditing scopes or procedures.

In April, 2003, Registrant engaged the services of Clyde Bailey, P.C., an independent chartered accountant, as its principal accountant to audit its financial statements for the years ended December 31, 2002 and 2001, subject to final approval by the Stockholders at the annual meeting. Such engagement was confirmed by majority vote of the Board of Directors and stockholders at the annual meetings held on April 10, 2003. Clyde Bailey, P.C. was referred to Registrant by an unrelated third party and Registrant had no prior consultations and/or meetings with Clyde Bailey prior to the date of engagement.

Registrant has provided Mark Bailey & Co. Ltd. with a copy of the disclosures it is making in response to this item and requested they furnish a letter addressed to the Commission stating whether they agree with its statements, which they did. A copy of the letter is attached hereto and incorporated herein by this reference as Exhibit 99.


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

c)  Exhibits:

Exhibit No.    Description
----------     -----------
  99	       Letter of former accountants, Mark Bailey & Co., Ltd.


                         Signatures
                         ----------
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Crafty Admiral Enterprises, Inc.,
Registrant

/s/  Lawrence Siccia
-----------------------------        Dated: April 23, 2003
Lawrence Siccia, President,
Chairman of the Board, CEO,
CFO and Secretary